                                                                   Exhibit 10.25



                  SUBORDINATION AGREEMENT (this "AGREEMENT"), dated as of January 25, 2002, by and between vFinance, Inc., a Delaware corporation (the "COMPANY"), SBI INVESTMENTS (USA) INC., f/k/a Best Finance Investments Limited, a British Virgin Islands corporation ("SBI INVESTMENTS"), and UBS Americas Inc., a DELAWARE CORPORATION ("UBS AMERICAS")

         WHEREAS, UBS Americas proposes to lend the Company up to $3,000,000 pursuant to a Credit Agreement, dated as of January 25, 2002, by and between UBS Americas and the Company (the "CREDIT AGREEMENT");

         WHEREAS, SBI INVESTMENTS and the Company have entered into a Note Purchase Agreement, dated November 28, 2001, by and between SBI INVESTMENTS and the Company, as amended by letter agreements, dated November 30, 2001, December 14, 2001 and December 28, 2001 executed by SBI INVESTMENTS and the Company (the "NOTE PURCHASE AGREEMENT"), providing for SBI INVESTMENTS' purchase of non-interest bearing convertible notes in the form annexed as Exhibit D to the Note Purchase Agreement in an aggregate principal amount of up to $1,500,000 (the "NOTES");

         WHEREAS, UBS Americas is willing to lend up to $1,500,000 to the Company in accordance with the terms of the Credit Agreement, and willing to lend an additional $1,500,000 to the Company in accordance with the terms of the Credit Agreement and subject to the conditions set forth in the Credit Agreement, provided the Notes and all indebtedness represented thereby is subordinated to the Senior Debt (as defined in the Credit Agreement);

         WHEREAS, SBI INVESTMENTS has agreed for itself, its successor and assigns and all future holders of the Notes, to the subordination of the Notes and all indebtedness represented thereby to the Senior Debt, upon the terms and subject to the conditions set forth in this Agreement; and

         WHEREAS, UBS Americas, SBI INVESTMENTS and the Company wish to enter into this Agreement to effect the subordination of the indebtedness represented by the Notes to the Senior Debt and to clarify their respective rights.

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged by the parties hereto, and to induce UBS Americas to enter into the Credit Agreement and to make the Loans contemplated thereby, the parties hereto agree as follows:

         1. DEFINITIONS.

         a. As used in this Agreement, the following terms shall have the following meanings:

                  "AGREEMENT" shall have the meaning ascribed thereto in the preamble to this Agreement.

                  "CREDIT AGREEMENT" shall have the meaning set forth in the first introductory paragraph to this Agreement, as revised, modified, amended, supplemented, waived or otherwise changed from time to time.

                  "NOTE PURCHASE AGREEMENT" shall have the meaning set forth in the second introductory paragraph to this Agreement, as revised, modified, amended, supplemented, waived or otherwise changed from time to time.

                  "NOTES" shall have the meaning set forth in the second introductory paragraph to this Agreement, as revised, modified, amended, supplemented, waived or otherwise changed from time to time.

                  "SENIOR LENDER" shall mean UBS Americas Inc. and any other holder of Senior Debt.

                  "SUBORDINATED DEBT" means the indebtedness evidenced by the Notes to be issued by the Company to SBI INVESTMENTS in the original principal amount of $975,000 pursuant to the Note Purchase Agreement and any notes issued upon transfer or partial conversion of the Notes or otherwise evidencing the same indebtedness as the Notes, as such indebtedness is subordinated or otherwise modified in accordance with the terms of this Agreement, and additional indebtedness which may be issued by the Company as all or a portion of the Second Tranche (as defined in the Credit Agreement).

                  "SUBORDINATED DEBT DOCUMENTS" means the Notes, the Note Purchase Agreement, and each other document or agreement entered into or delivered in connection therewith, other than the Option Agreement, the Registration Rights Agreement and the Investor Rights Agreement, each as defined in the Note Purchase Agreement, as the same may be changed, modified or amended with the prior written consent of the Senior Lenders.

                  "SUBORDINATED LENDER" shall mean SBI INVESTMENTS (USA) INC. and any future holder of Subordinated Debt.

         b. TERMS DEFINED IN THE CREDIT AGREEMENT. Unless otherwise defined in this Agreement, any and all initially capitalized terms set forth in this Agreement shall have the meaning ascribed thereto in the Credit Agreement. In the event of a direct conflict between the terms and provisions of this Subordination Agreement and the Credit Agreement on the one hand (the "SENIOR DEBT DOCUMENTS"), and the Subordinated Debt Documents on the other hand, it is the intention of the parties hereto that such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict between the Senior Debt Documents and the Subordinated Debt Documents that cannot be resolved as aforesaid, the terms and provisions of the Senior Debt Documents shall control and govern.

         2. REPRESENTATIONS AND WARRANTIES OF SBI INVESTMENTS. SBI INVESTMENTS represents and warrants to the Senior Lender that:

         a. ORGANIZATION; POWERS. SBI INVESTMENTS is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite corporate power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a material adverse effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

         b. AUTHORIZATION; ENFORCEABILITY. SBI INVESTMENTS has full power to enter into this Agreement. The transactions entered into or to be entered into by SBI INVESTMENTS and this Agreement has been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by SBI INVESTMENTS and constitutes a legal, valid and binding obligation of SBI INVESTMENTS, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         c. GOVERNMENTAL AND THIRD PARTY APPROVALS; NO CONFLICTS. The transactions entered into, or to be entered into by SBI INVESTMENTS as contemplated by the Subordinated Debt Documents and this Agreement (a) do not require any consent or approval of registration or filing with, or any other action by, any Governmental Authority or any other Person, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of SBI INVESTMENTS or any order of any Governmental Authority, (c) will not violate or result in a default under any agreement or other instrument binding upon SBI INVESTMENTS, or its respective assets, or give rise to a right thereunder to require any payment to be made by SBI INVESTMENTS and (d) will not result in the creation or imposition of any Lien on any asset of SBI INVESTMENTS.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY REGARDING AUTHORIZATION AND ENFORCEABILITY. The Company represents and warrants to the Senior Lender that its obligations contemplated by this Agreement are within its powers and have been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         4. AGREEMENT REGARDING CERTAIN SUBORDINATION PROVISIONS.

         a. SUBORDINATION. SBI INVESTMENTS, on behalf of itself and all future holders of Subordinated Debt, hereby agrees for the benefit of each Senior Lender to the subordination of the indebtedness evidenced by the Notes to the Senior Debt, upon the terms and subject to the provisions set forth in Exhibit A attached hereto, and agrees to observe each of the obligations imposed upon it by the provisions set forth in Exhibit A attached hereto.

         b. THE COMPANY. The Company hereby agrees, for the benefit of the Senior Lender, to the subordination of the indebtedness evidenced by the Notes to the Senior Debt, upon the terms and subject to the provisions set forth in Exhibit A attached hereto, and agrees to observe each of the obligations imposed upon it by the provisions set forth in Exhibit A attached hereto.

         5. MODIFICATION OF SUBORDINATED DEBT. SBI INVESTMENTS and each other holder of Subordinated Debt agrees that none of the Subordinated Debt Documents may be changed, modified, amended or supplemented without the prior written consent of the Senior Lenders and that, without the prior written consent of the Senior Lenders, such consent not to be unreasonably withheld, none of the Option Agreement, the Registration Rights Agreement and the Investor Rights Agreement may be changed, modified, amended or supplemented in any manner which adversely affects any Senior Lenders rights with respect to the Subordinated Debt.

         6. SUBORDINATED INDEBTEDNESS OWED ONLY TO SBI INVESTMENTS. SBI INVESTMENTS warrants and represents that SBI INVESTMENTS has not previously assigned any interest in the Subordinated Debt, that no other party owns an interest in any of the Subordinated Debt (whether as joint holders, participants, or otherwise), and that the entire Subordinated Debt is, or upon issuance will be, owing only to SBI INVESTMENTS.

         7. POSTPETITION FINANCING, LIENS. In the event of any bankruptcy proceeding against the Company or any of its assets, each Subordinated Lender hereby expressly consents to the granting by the Company to any Senior Lender of senior liens and priorities in connection with any post-petition financing of the Company by any Senior Lender.

         8. INSTRUMENT LEGENDS. The face of each of the Subordinated Debt Documents and any other instrument evidencing Subordinated Debt, or any portion thereof, shall be inscribed with a legend in the following form:

THE OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (THE "SUBORDINATION AGREEMENT") DATED AS OF JANUARY 25, 2002, AS AMENDED, AMONG VFINANCE, INC. (THE "COMPANY"), UBS AMERICAS, INC. AND SBI INVESTMENTS (USA) INC., TO THE OBLIGATIONS (INCLUDING INTEREST) OWED BY THE COMPANY TO THE HOLDERS OF ALL OF THE NOTES ISSUED PURSUANT TO THAT CERTAIN CREDIT AGREEMENT DATED AS OF JANUARY 25, 2002 BETWEEN THE COMPANY AND UBS AMERICAS, INC., AS SUCH CREDIT AGREEMENT HAS BEEN AND HEREAFTER MAY BE SUPPLEMENTED, AMENDED, REPLACED OR REFINANCED FROM TIME TO TIME; AND EACH HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

THIS NOTE MAY NOT BE ASSIGNED OR TRANSFERRED WITHOUT WRITTEN ACKNOWLEDGEMENT BY THE ASSIGNEE OR TRANSFEREE OF SUBORDINATION OF THE OBLIGATIONS EVIDENCED HEREBY AS REQUIRED BY SECTION 16 OF THE SUBORDINATION AGREEMENT. The Notes and any other instrument evidencing Subordinated Debt, and any instrument evidencing any of such indebtedness or any portion thereof, will, when issued, be inscribed with the aforesaid legend.

         9. ADDITIONAL REMEDIES. If SBI INVESTMENTS, or any subsequent holder of Subordinated Debt, violates any of the terms of this Agreement, in addition to any remedies in law, equity, or otherwise, any Senior Lender may restrain such violation in any court of law and may interpose this Agreement as a defense in any action by SBI INVESTMENTS or any subsequent holder of Subordinated Debt.

         10. INFORMATION CONCERNING FINANCIAL CONDITION. Each Subordinated Lender assumes responsibility for keeping itself informed of the financial condition of the Company and of all other circumstances bearing upon the risk of nonpayment of the Subordinated Debt, and agrees that no Senior Lender shall have any duty to advise any Subordinated Lender of information known to any Senior Lender regarding such condition or any such circumstances. In the event any Senior Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to a Subordinated Lender, such Senior Lender shall be under no obligation (i) to provide any such information to each Subordinated Lender on any subsequent occasion, (ii) to undertake any investigation, or (iii) to disclose any information which, pursuant to its commercial finance practices, such Senior Lender wishes to maintain confidential.

         11. REDEMPTION OF SUBORDINATED DEBT. Notwithstanding Article III of the Notes or any other provision in the Subordinated Debt Documents, the Company will not redeem any of the Subordinated Debt, and the Company will not make any other payments with respect to the Subordinated Debt, prior to the first anniversary of the Maturity Date, as defined in the Credit Agreement.

         12. NOTICES. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

         a. if to the Company, to it at:    vFinance, Inc.
                                            3010 North Military Trail, Suite 300
                                            Boca Raton, Florida 33431
                                            Attention: Leonard J. Sokolow
                                            Telephone No.: 561-981-1000
                                            Telecopier No.: 561-981-1089
         with a copy to:                    Edwards & Angell, LLP
                                            600 Corporate Drive, #514
                                            Ft. Lauderdale, Florida 33334
                                            Attention: Leslie J. Croland, P.A.
                                            Telephone No.: 954-491-8050
                                            Telecopier No.: 954-351-7175

         b. if to the Senior Lender,        UBS Americas Inc.
            to it at:                       c/o Correspondent Services
                                            Corporation
                                            1285 Avenue of the Americas
                                            11th Floor
                                            New York, New York 10019
                                            Attention: Michael Dura
                                            Telephone No.: 212-713-4640
                                            Telecopier No.: 212 373-6468

         with copies to:                    UBS Americas Inc.
                                            c/o UBS PaineWebber Inc.
                                            1285 Avenue of the Americas
                                            18th Floor
                                            New York, New York 10019
                                            Attention:  Mark N. Klein, Esq.
                                            Telephone No.: 212-713-9159
                                            Telecopier No.: 212-713-2114
         and

                                            Reitler Brown LLC
                                            800 Third Avenue
                                            21st Floor
                                            New York, New York 10022
                                            Attention: Edward G. Reitler, Esq.
                                            Telephone No.: 212-209-3050
                                            Telecopier No.: 212-371-5500

         c. if to the Subordinated          c/o Billy Cheung
            Lender, to it at:               4/F Hendley Building
                                            5 Queen's Road
                                            Central Hong Kong

         with copies to:                    Loeb & Loeb LLP
                                            10100 Santa Monica Boulevard,
                                            Suite 2200
                                            Los Angeles, California 90067
                                            Attention:  David Ficksman, Esq.
                                            Telephone No.: 213-688-3400
                                            Telecopier No.: 213-688-3460

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall, be deemed to have been given on the date of receipt.

         13. COSTS AND ATTORNEYS FEES. In the event it becomes necessary for any Senior Lender holder to commence or become a party to any proceeding or action to enforce the provisions of this Agreement, the Company shall reimburse such Senior Lender for all out-of-pocket costs and expenses incurred by such Senior Lender, including the reasonable fees, charges and disbursements of any counsel for the Senior Lender incurred in connection with the enforcement or protection of its rights or remedies under this Agreement, the usual and customary and lawfully recoverable court costs, and all other expenses in connection therewith.

         14. GOVERNING LAWS; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

         a. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS PRINCIPLES.

         b. Each of the Company, SBI INVESTMENTS and each holder of Subordinated Debt hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any of the state or federal courts sitting in New York County or in the State of Delaware and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the Subordinated Debt Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such state courts or, to the extent permitted by law, in such federal courts. No party hereto will raise as a defense to any such action or proceeding that, or move for dismissal of any such action or proceeding on the grounds that, the claims are required to be arbitrated. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any Subordinated Debt Document shall affect any right that any holder of Senior Debt may otherwise have to bring any action or proceeding relating to this Agreement or any Subordinated Debt Document against the Company or its properties in the courts of any jurisdiction, at law or in equity.

         c. Each of the Company, SBI INVESTMENTS and each holder of Subordinated Debt hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement and Subordinated Debt Documents in any court referred to in paragraph (b) of this Section. Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         d. Each of the Company, SBI INVESTMENTS and each holder of Subordinated Debt agrees that each Senior Lender's remedy at law for any breach of any of the Company's, SBI INVESTMENTS' or other holder of Subordinated Debt's obligations, warranties, representations or covenants under this Agreement, as the case may be, will be inadequate, and that such Senior Lender will be entitled to apply for and obtain injunctive relief to restrain the breach of, or otherwise specifically enforce, its rights under this Agreement.

         e. Each of the Company, SBI INVESTMENTS and each holder of Subordinated Debt irrevocably consents to service of process in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         16. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties' respective successors and assigns, subject to the provisions hereof, including all future holders of Senior Debt and Subordinated Debt, except, notwithstanding any other provisions contained in the Subordinated Debt Documents, no Subordinated Lender may assign or transfer the Subordinated Debt without receiving a written acknowledgement from the proposed assignee or transferee, addressed to the Senior Lenders and the Subordinated Lender making such assignment or transfer, a copy of which shall be delivered to the Senior Lender on the date of its execution or within two Business Days thereafter, acknowledging that such proposed assignee or transferee is receiving debt subordinate to the Senior Debt in such transaction and agreeing to be bound by this Agreement as a "Subordinated Lender". Any assignment or transfer in violation of this Section shall be void.

         17. INTEGRATED AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to the within matters and may not be modified or amended except upon a writing signed by all parties.

         18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each one of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

         19. HEADINGS. The headings contained in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         20. SEVERABILITY. Any provision of this Agreement that is prohibited by law or unenforceable shall be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision. To the extent permissible, the parties waive any law that prohibits any provision of this Agreement or renders any provision hereof unenforceable.

         21. TERMINATION. This Agreement shall continue in full force and effect until the one year anniversary from the date that the Company has satisfied in full in cash the Senior Debt and Senior Lender's commitments to advance Senior Debt has terminated.


                  [Remainder of page left intentionally blank]

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                       VFINANCE, INC.,
                                       a Delaware corporation


                                       By: /s/ Leonard J. Sokolow
                                           -------------------------------------
                                       Name:  Leonard J. Sokolow
                                       Title: Ceo and President




                                       SBI INVESTMENTS (USA) INC.,
                                       a British Virgin Islands corporation


                                       By: /s/ Wong Sin Just
                                           -------------------------------------
                                       Name:  Wong Sin Just
                                       Title: Director



                                       UBS AMERICAS, INC.,
                                       a Delaware corporation

                                       By: /s/ Regina Dolan
                                           -------------------------------------
                                       Name: Regina Dolan
                                       Title: Managing Director


                                       By: /s/ Mark Klein
                                           -------------------------------------
                                       Name:  Mark Klein
                                       Title: Asst. Secretary

                                                                       Exhibit A

                            SUBORDINATION PROVISIONS

                  Section 1. SUBORDINATION TO SENIOR DEBT. The Company and the each holder of Subordinated Debt agree for the benefit of the Senior Lender that the Subordinated Debt shall, in the manner hereinafter set forth, be subordinate and junior in right of payment to all Senior Debt of the Company.

                  Section 2. COMPANY NOT TO MAKE PAYMENTS HEREUNDER IN CERTAIN CIRCUMSTANCES. (a) Upon the maturity of all or any part of the Senior Debt by lapse of time, acceleration or otherwise, such Senior Debt shall first be paid in full, or such payment shall be duly provided for in cash or in a manner satisfactory to the holders of such Senior Debt, before any payment by the Company or any Subsidiary (as defined in the Credit Agreement dated as of January 7, 2002 by and between vFinance Inc., as Borrower and UBS Americas Inc., as Lender, as amended (the "CREDIT AGREEMENT")) is made on account of the principal of or premium, if any, or interest on the Subordinated Debt or to acquire any of the Subordinated Debt or on account of any sinking fund for the Subordinated Debt.

                  (b) In the event and during the continuation of any Default or Event of Default (all capitalized terms used but not defined in these subordination provisions shall have the respective meanings assigned to such terms in the Credit Agreement, PROVIDED, that any Default that would become an Event of Default only upon the giving of notice of such Default to the Company, shall constitute a Default for purposes of this Agreement only if such notice shall have been given) with respect to any Senior Debt (each such Default or Event of Default being referred to in this Agreement as a "SENIOR DEBT DEFAULT"), no payment shall be made by the Company or any Subsidiary on or with respect to the principal of, or, premium, if any, or interest on, the Subordinated Debt or to acquire any Subordinated Debt or on account of any sinking fund for the Subordinated Debt unless and until such Senior Debt Default shall have been remedied, nor shall any such payment be made if after giving effect, as if paid, to such payment, any Senior Debt Default would exist. In any such event, no holder of Subordinated Debt shall demand, accept or receive, any direct or indirect payment (in cash or property or by setoff, exercise of contractual or statutory rights or otherwise) of or on account of any Subordinated Debt, notwithstanding the terms of the Subordinated Debt or of any agreement or instrument which governs the Subordinated Debt, and no such payment shall be due.

                  (c) Unless and until all principal of, premium, if any, and interest on, and all other obligations of the Company under, any Senior Debt shall have been paid in full, the Company shall not make, and no holder of Subordinated Debt shall demand, accept or receive (in cash or property or by setoff, exercise of contractual or statutory rights, legal action for breach of representation, warranty or covenant or other damages in connection with the issuance of Subordinated Debt or otherwise), or shall attempt to collect or commence any legal proceedings to collect, any direct or indirect payment on account of the Subordinated Debt prior to the date such payment becomes due and payable pursuant to the terms thereof or, if later, prior to the first date such amount is not prohibited from being paid pursuant to these subordination provisions.

                  (d) Unless and until all principal of, premium, if any, and interest on and all other obligations of the Company under, any Senior Debt, shall have been paid in full, then:

                           (i) the Company shall not make, and no holder of Subordinated Debt shall demand, accept or receive, or shall attempt to collect or commence any legal proceedings to collect, any direct or indirect payment (in cash or property or by setoff, exercise of contractual or statutory rights or otherwise) of or on account of any amount payable on or with respect to the Subordinated Debt; and

                           (ii) no such payment shall be due;

                  unless such payment is not prohibited by, and is made in accordance with the terms of, any covenant or restriction set forth herein and the failure to make any payment on or with respect to the Subordinated Debt by reason of any covenant or restriction herein shall not constitute a breach of, or default under, any provision applicable to the Subordinated Debt.

                  (e) Unless and until all principal of, premium, if any, and interest on, and all other obligations of the Company under, the Senior Debt shall have been paid in full, no holder of Subordinated Debt will commence or maintain any action, suit or any other legal or equitable proceeding against the Company or any of its Subsidiaries, or join with any creditor in any such proceeding, under any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar law, unless the holders of Senior Debt shall also join in bringing such proceeding, provided that this Section 2(e) shall not prohibit a holder of Subordinated Debt from filing a proof of claim or otherwise participating in any such proceeding not commenced by it.

                  Section 3. SUBORDINATED DEBT SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR DEBT ON DISSOLUTION, LIQUIDATION OR REORGANIZATION OF COMPANY. In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, in their capacity as creditors of the Company, or to substantially all of its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, then

                  (a) the holders of all Senior Debt shall first be entitled to receive payment in full of the principal thereof, premium, if any, interest and all other amounts payable thereon (accruing before and after the commencement of the proceedings) before the holders of the Subordinated Debt are entitled to receive any payment on account of the principal of, premium, if any, or interest on the Subordinated Debt;

                  (b) all Subordinated Debt shall forthwith (notwithstanding the terms of Section 2) become due and payable and any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities to which the holders of the Subordinated Debt would be entitled, but for the provisions of these subordination provisions, shall be paid or distributed by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holder of Senior Debt or any representative on behalf of holders of Senior Debt, to the extent necessary to make payment in full of all principal, premium, if any, interest and all other amounts payable on all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of the Senior Debt;

                  (c) the holders of all Subordinated Debt at the time outstanding irrevocably authorize and empower (without imposing any obligation on) each holder of Senior Debt at the time outstanding, and any representative on behalf of holders of Senior Debt, to demand, sue for, collect and receive such holder's ratable share of all such payments and distributions in respect of all Subordinated Debt and to receipt therefor, and to file and prove all claims therefor and take all such other action not inconsistent with the foregoing (including the right to vote such Senior Debt holder's ratable share of the Subordinated Debt) in the name of the holders of the Subordinated Debt or otherwise, as such holder of Senior Debt, or any representative on behalf of holders of Senior Debt, may determine to be necessary or appropriate for the enforcement of these subordination provisions; and

                  (d) The holders of the Subordinated Debt shall execute and deliver to holders of Senior Debt or any representative on behalf of holders of Senior Debt all such further instruments confirming the above authorization, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action as may be requested by any holder of Senior Debt or any such representative, in order to enable such holder to enforce all claims upon or in respect of each holder's ratable share of the Subordinated Debt.

                  Section 4. RIGHTS OF HOLDERS OF SENIOR DEBT; SUBROGATION. (a) Should any payment or distribution or security or the proceeds of any thereof be collected or received by any holder of Subordinated Debt in respect of the Subordinated Debt, and such collection or receipt is prohibited hereunder prior to the payment in full of the Senior Debt, such holder of Subordinated Debt will forthwith deliver the same to the holders of Senior Debt for the equal and ratable benefit of the holders of the Senior Debt in precisely the form received (except for the endorsement or the assignment of or by such holder where necessary) for application to payment of all Senior Debt in full, after giving effect to any concurrent payment or distribution to the holders of Senior Debt and, until so delivered, the same shall be held in trust by such holder as the property of the holders of the Senior Debt.

                  (b) All payments and distributions received by the holders of Senior Debt in respect of the Subordinated Debt, to the extent received in or converted into cash, may be applied by the holders of Senior Debt first to the payment of any and all reasonable out-of-pocket expenses (including attorney's fees and legal expenses) paid or incurred by them or their representative in enforcing the provisions hereof or in endeavoring to collect or realize upon the Subordinated Debt or any security therefor, and any balance thereof shall, solely as between any holder of the Subordinated Debt, on the one hand, and the holders of the Senior Debt, on the other hand, be applied by the holders of Senior Debt in such order of application as the holders of Senior Debt may from time to time select, toward the payment of the Senior Debt remaining unpaid.

                  (c) No holder of Subordinated Debt shall be subrogated to the rights of the holders of the Senior Debt to receive payments or distributions of assets of the Company until all amounts payable with respect to the Senior Debt shall be paid in full; and, for the purposes of




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such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which any holder of Subordinated Debt would be entitled except for these provisions shall, as between the Company, its creditors other than the holders of the Senior Debt, and such holders of Subordinated Debt, be deemed to be a payment by the Company to or on account of the Senior Debt. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of holders of Subordinated Debt, on the one hand, and the holders of the Senior Debt, on the other hand.

                  (d) Subject to the payment in full of all Senior Debt, the holders of the Subordinated Debt shall be subrogated (equally and ratably with the holders of all Subordinated Debt of the Company which, by its terms, is not superior in right of payment to the Subordinated Debt, and ranks on a parity with the Subordinated Debt) to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt until all amounts owing on the Subordinated Debt shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Subordinated Debt of cash, property, securities or other assets by virtue of the subrogation herein provided which otherwise would have been made to the holders of the Senior Debt shall, as between the Company, its creditors other than the holders of Senior Debt and the holders of the Subordinated Debt, be deemed to be a payment to or on account of the Subordinated Debt. The holders of Subordinated Debt agree that, in the event that all or any part of any payment made on account of the Senior Debt is recovered from the holders of Senior Debt as a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law, any payment or distribution received by the holders of Subordinated Debt on account of the Subordinated Debt at any time after the date of the payment so recovered, whether pursuant to the right of subrogation provided for in this Section 4(d) or otherwise, shall be deemed to have been received by such holders of Subordinated Debt in trust as the property of the holders of the Senior Debt and such holders shall forthwith deliver the same to the holders of Senior Debt for the equal and ratable benefit of the holders of the Senior Debt for application to payment of all Senior Debt in full.

                  Section 5. RENEWALS, EXTENSIONS AND INCREASES OF SENIOR DEBT. Each holder of Subordinated Debt by his acceptance thereof thereby waives any and all notice of renewal, extension, accrual or increase in the amount of any of the Senior Debt, present or future, and agrees and consents that without notice to or assent by any holder or holders of the Subordinated Debt:

                  (i) the obligation and liabilities of the Company or any other party or parties for or upon the Senior Debt (or any promissory note, security document or guaranty evidencing or securing the same) may, from time to time, in whole or in part, be renewed, extended, increased, modified, amended, accelerated, compromised, supplemented, terminated, sold, exchanged, waived or released;

                  (ii) any representative acting on behalf of holders of the Senior Debt and the holders of the Senior Debt may exercise or refrain from exercising any right, remedy or power granted by or in connection with any agreements relating to the Senior Debt; and

                  (iii) any balance or balances of funds with any holders of the Senior Debt at any time standing to the credit of the Company may, from time to time, in whole or in part, be surrendered or released;

                  all as any representative acting on behalf of holders of the Senior Debt and the holders of the Senior Debt may deem advisable and all without impairing, abridging, diminishing, releasing or affecting the subordination of the Subordinated Debt to the Senior Debt provided for herein.

                  Section 6. OBLIGATION OF COMPANY UNCONDITIONAL. Nothing contained in these subordination provisions or in the Subordinated Debt is intended to or shall impair, as between the Company, its creditors other than the holders of the Senior Debt, and the holders of the Subordinated Debt, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Subordinated Debt the principal of, premium, if any, and interest on the Subordinated Debt, as and when the same shall become due and payable (except as provided in Section 2), by lapse of time, acceleration or otherwise, in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Subordinated Debt and other creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent the holder of any Subordinated Debt (i) from taking all appropriate actions to preserve its rights under the Subordinated Debt not inconsistent with the rights of the holders of the Senior Debt under these subordination provisions, or (ii) from exercising all remedies otherwise permitted by applicable law upon default under the Subordinated Debt, subject to the rights, if any, under these subordination provisions of the holders of the Senior Debt in respect of cash, property or securities of the Company otherwise payable or delivered to such holders upon the exercise of any such remedy.

                  Section 7. MISCELLANEOUS. (a) Each holder of Subordinated Debt by its acceptance thereof acknowledges and agrees that the holders of the Senior Debt have relied upon and will continue to rely upon the subordination provided for herein in entering into the agreements relating to Senior Debt and in extending credit to the Company pursuant thereto.

                  (b) No present or future holder of Senior Debt shall be prejudiced in his right to enforce the subordination contained herein in accordance with the terms hereof by any act or failure to act on the part of the Company or any holder of the Subordinated Debt. The subordination provisions contained herein are for the benefit of the holders of the Senior Debt from time to time and, so long as Senior Debt is outstanding under any agreement, may not be rescinded, cancelled, waived or modified in any way without the prior written consent thereto of all holders of Senior Debt.

                  (c) The subordination provisions hereof shall be binding upon any holder of the Subordinated Debt and upon the heirs, legal representatives, successors and assigns of any holder of the Subordinated Debt; and, to the extent that any holder of the Subordinated Debt is either a partnership or a corporation, all references herein to any holder of the Subordinated Debt shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation.






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